Exhibit 10.69.1

AMENDMENT #1 To AGREEMENT

BETWEEN

ADVANCED CELL TECHNOLOGY

AND THE

UNIVERSITY OF MASSACHUSETTS/AMHERST

This is amendment #1 to this existing agreement dated 12-01-99 by and between the above named parties.

The parties agree to the changes as follows:

ARTICLE 6.l. Term. This Agreement shall commence on September 1, 2000 and shall remain in effect for a period of 3 years, unless earlier terminated in accordance with the provisions of this Agreement.

EXHIBIT B. Sponsor Contributions. Please amend this Exhibit to include the following payment schedule:

Sponsor will make payments of $1061.60 on the 1st of each month of the project period: 9/1/2000 through 8/31/2003.

All other terms and conditions of the Agreement and Amendment #1, shall remain in effect unless otherwise specifically provided herein. IN WITNESS WHEREOF, the parties hereto have executed the Agreement Amendment as of 12-12-00, 2000.

THE UNIVERSITY OF MASSACHUSETTS

By

Carol Sprague, Acting Associate Director

Office of Grant and Contract Administration

ADVANCED CELL TECHNOLOGY

By:	/s/ Jose Cibelli	12-12-00